Exhibit 99.1

4th Quarter and Full Year 2010
Earnings Slides
February 3, 2011

Forward Looking Statements
This Presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may,"
"plan," "predict," "project," “should,” "will" and similar terms and phrases to identify forward-looking statements in this Presentation.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

1Q 2011 Guidance

	Pacific Northwest	Mid- Pacific	Mid- Continent	California
Throughput (mbpd)	125-135	65-75	100-110	245-255
Opex ($/bbl)	$ 4.30	$ 3.30	$ 3.65	$ 6.55
$ in millions, unless noted	Corporate/System
Refining Depreciation	$ 95
Corporate Expense Before Depreciation	$ 38
Interest Expense Before Interest Income	$ 42

Net Income / (Loss)

$ in millions
67
56
3
(179)
(155)
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
$ per share
0.47
0.39
0.02
(1.30)
(1.11)
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010

Net Income/(Loss)

EPS (Diluted)
$ in millions, except per share amounts	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010
Refining	$ (213)	$ (169)	$ 150	$ 146	$128
Retail	41	24	30	32	11
Corporate and Unallocated	(50)	(57)	(37)	(49)	(69)
Interest and Financing Costs1	(28)	(37)	(36)	(39)	(43)
Interest Income (Expense) and Other2	1	-	-	4	(14)
Income Tax (Expense) / Benefit	70	84	(40)	(38)	(10)
Net Income / (Loss)	$ (179)	$ (155)	$ 67	$ 56	$ 3
EPS (Diluted)	$ (1.30)	$ (1.11)	$ 0.47	$ 0.39	$ 0.02
1 Interest and financing costs include foreign currency gains and losses.
2 Represents net amount of interest income and other expense, as reported.

4Q 2010 Gross Margin Reconciliation

$/bbl, unless noted	Reported Gross Margin	LIFO	Hedge1	Revised Gross Margin2
California
WC 3-2-13	12.77			12.77
Capture Rate4	96%			97%
Gross Margin	12.24	-	(0.11)	12.35
Pacific Northwest
PNW 5-3-1-13	12.79			12.79
Capture Rate4	114%			119%
Gross Margin	14.58	-	(0.62)	15.20
Mid-Pacific
PNW 5-3-1-13	12.79			12.79
Capture Rate4	37%			40%
Gross Margin	4.79	-	(0.27)	5.06
Mid-Continent
G3 3-2-13	9.22			9.22
Capture Rate4	161%			167%
Gross Margin	14.88	-	(0.55)	15.43
1 Hedge gains and losses are recorded primarily in the region in which the barrels are received.
2 Reported gross margin per barrel adjusted to exclude the impacts of our 2010 4th Quarter gains/(losses) on derivative positions.
3 For more information and detail on the benchmark crack spreads, please see the ‘Industry Differentials’ document in the Investors section of www.tsocorp.com.
4 Amounts may not recalculate due to rounding.

279
(77)
(56)
648
163
339
Beginning Cash
EBITDA
Working Capital & Other
Capital Expenditures & Turnaround
Interest & Taxes
Ending Cash

6

4Q 2010 Cash Flow
$ in millions
1 Includes $150 million borrowed on the TPSA revolving credit facility, utilized to fund TPSA inventory build during the quarter.
2 Interest paid is net of capitalized interest.
1
2

TESORO

MBPD
150
120
90
60
30
131
105
102
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

MBPD
80
70
60
50
40
30
67
70
69
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

MBPD
120
110
100
90
80
70
100
115
113
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

MBPD
250
230
210
190
170
150
232
235
221
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

Throughput by Refining Region
Pacific Northwest
Mid-Pacific
Mid-Continent
California

$/bbl
8.00
6.00
4.00
2.00
4.02
5.85
4.89
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

$/bbl
4.00
3.50
3.00
2.50
3.51
3.25
3.21
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

$/bbl
4.00
3.50
3.00
2.50
2.00
3.82
3.25
3.44
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

$/bbl
8.00
7.00
6.00
5.00
7.29
7.55
7.56
4Q 2009
4Q 2010 Guidance
4Q 2010 Actual

Operating Expense by Refining Region
Pacific Northwest
Mid-Pacific
Mid-Continent
California

Stock-Based Compensation

$ in millions	Q1	Q2	Q3	Q4
Stock options	2	2	1	1
Restricted stock and units	3	5	3	3
Performance units	-	-	1	-
Stock appreciation rights	5	(4)	6	19
Phantom stock	3	(2)	3	7
Total Stock-Based Compensation Expense	13	1	14	30
Change in Tesoro stock price during quarter	$ 0.35	$ (2.23)	$ 1.69	$ 5.18